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[LOGO OF AMERICAN LEGACY III(R)]                  Lincoln Life & Annuity
                                                  Company of New York
                                                  Home office Syracuse, New York

               Applicants signing in New York must use this form.
                          American Legacy III C Share
                          Variable Annuity Application


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Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE
INITIALED BY THE CONTRACT OWNER.
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1a Contract Owner

   ---------------------------------------------------------------
   Full legal name or trust name*

   ---------------------------------------------------------------
   Street address

   ---------------------------------------------------------------
   City                                     State            ZIP

   ---------------------------------------------------------------
   Trustee name*
   Note: Maximum age of Contract Owner is 89.

Social Security number/TIN      [_][_][_]-[_][_]-[_][_][_][_]

Date of birth  [_][_]-[_][_]-[_][_]                      [_] Male   [_]Female
                Month  Day    Year

Home telephone number    [_][_][_] [_][_][_]-[_][_][_][_]

Date of trust*      [_][_] [_][_] [_][_]                   Is trust revocable?*
                     Month  Day    Year                    [_] Yes   [_] No

*This information is required for trusts.

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1b Joint Contract Owner

   ---------------------------------------------------------------
   Full legal name


   Note: Maximum age of Joint Contract Owner is 89.

Social Security number   [_][_][_]-[_][_]-[_][_][_][_]

Date of birth  [_][_]-[_][_]-[_][_]                    [_] Male   [_] Female
               Month    Day   Year
                                                       [_] Spouse [_] Non-Spouse

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2a Annuitant (If no Annuitant is specified, the Contract 5/22/00 Owner, or Joint
Owner if younger, will be the Annuitant.)


   ---------------------------------------------------------------
   Full legal name or trust name*

   ---------------------------------------------------------------
   Street address

   ---------------------------------------------------------------
   City                                   State            ZIP

   Note: Maximum age of Contract Owner is 89.

Social Security number/TIN      [_][_][_]-[_][_]-[_][_][_][_]

Date of birth  [_][_]-[_][_]-[_][_]                      [_] Male   [_]Female
                Month  Day    Year

Home telephone number    [_][_][_] [_][_][_]-[_][_][_][_]

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2b Contingent Annuitant


   ---------------------------------------------------------------
   Full legal name

Social Security number   [_][_][_]-[_][_]-[_][_][_][_]

  Note: Maximum age of Contingent Annuitant is 89.

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3   Beneficiary(ies) Of Contract Owner (List additional beneficiaries on a separate sheet. If listing children, use full legal names.)

                                                                                                              %
----------------------------------------------------------  -----------------------------   -------        ----
Full legal name or trust name*  [_] Primary [_] Contingent  Relationship to Contract Owner  SSN/TIN
                                                                                                              %
----------------------------------------------------------  -----------------------------   -------        ----
Full legal name or trust name*  [_] Primary [_] Contingent  Relationship to Contract Owner  SSN/TIN
                                                                                                              %
----------------------------------------------------------  -----------------------------   -------        ----
Full legal name or trust name*  [_] Primary [_] Contingent  Relationship to Contract Owner  SSN/TIN

----------------------------------------------------------
Executor/Trustee name*

Date of trust*   [_][_] [_][_] [_][_]             Is trust revocable?*
                  Month   Day   Year                [_] Yes   [_] No
  *This information is required for trusts.

To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953AL-NY).

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4   Type Of American Legacy Contract

    Nonqualified:   [_] Initial Contribution   OR   [_] 1035 Exchange

    Tax-Qualified (must complete plan type):
                       [_] Initial Contribution, Tax Year ______  OR
                       [_] Transfer  OR  [_] Rollover


Plan Type (check one): [_] Roth IRA [_] Traditional IRA
                       [_] Non-ERISA403(b)* (transfers only)
                       *Indicate plan year-end:   [_][_] [_][_]
                                                  Month    Day

                                       Litho in USALL/LL/4632
                                       (C)2000 American Funds Distributors, Inc.
Form 28617-CNY 0400                    Lit. No. LEG3CAP-001-0700

                                    Page 1
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5a Allocation (This section must be completed.)

Initial minimum: $25,000

Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Cash Management Fund pending instructions from the Contract Owner.

Please allocate my contribution of:

$                      OR $
 --------------------      ------------------------
 Initial contribution         Approximate amount
                              from previous carrier

INTO THE FUND(S) BELOW
Use whole percentages

             % Global Growth Fund
------------
             % Global Small Capitalization Fund
------------
             % Growth Fund
------------
             % International Fund
------------
             % New World Fund
------------
             % Growth-Income Fund
------------
             % Asset Allocation Fund
------------
             % High-Yield Bond Fund
------------
             % Bond Fund
------------
             % U.S. Govt./AAA-Rated Securities Fund
------------
             % Cash Management Fund
------------
             % DCA Fixed Account (must complete 5b)
------------
             % Total (must = 100%)
============


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5b Dollar Cost Averaging (Complete only if electing DCA.)

$1,500 minimum required in the Holding Account

Total amount to DCA:                           $
                                                --------------------------------
          OR

MONTHLY amount to DCA:                         $
                                                --------------------------------


OVER THE FOLLOWING PERIOD:
                                                --------------------------------
                                                            MONTHS (6-60)

FROM THE FOLLOWING HOLDING ACCOUNT (check one):

[_] DCA Fixed Account
[_] Cash Management Fund*
[_] U.S. Govt./AAA-Rated Securities Fund*

INTO THE FUND(S) BELOW
Use whole percentages                          *The DCA Holding Account
                                               and the DCA fund elected
                                               cannot be the same.

             % Global Growth Fund
------------
             % Global Small Capitalization Fund
------------
             % Growth Fund
------------
             % International Fund
------------
             % New World Fund
------------
             % Growth-Income Fund
------------
             % Asset Allocation Fund
------------
             % High-Yield Bond Fund
------------
             % Bond Fund
------------
             % U.S. Govt./AAA-Rated Securities Fund
------------
             % Cash Management Fund
------------
             % Total (must = 100%)
============

Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.

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5c Cross-Reinvestment Or Portfolio Rebalancing

To elect either of these options, please complete the Cross-Reinvestment form (28051AL-NY) or the Portfolio Rebalancing form (28887AL-NY).

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6   Automatic Withdrawals

[_] Please provide me with automatic withdrawals totaling _______ % of total contract value or $ _________________ payable as follows:
                      ($50 minimum)

[_] Monthly  [_] Quarterly  [_] Semiannually  [_] Annually

Begin withdrawals in     [_][_] [_][_]
                         Month   Year

  ELECT ONE: [_] Do withhold taxes
                 Amount to be withheld  $________________  OR  ________ %
             [_] Do not withhold taxes

  ELECT ONE: [_] Send check to address of record
                              OR
             [_] Send check to the following alternate address:

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             [_] Direct deposit
                 For direct deposit into your bank account, the Electronic Fund Transfer Authorization form (27326AL-NY) must be completed and submitted with a voided check or a savings deposit slip.

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7   Automatic Bank Draft


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Print account holder name(s) EXACTLY as shown on bank records

                                                            ATTACH VOIDED CHECK
-----------------------------------------------------------
Bank name                                        ABA number

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Bank street address           City               State           ZIP

Automatic bank draft start date: [_][_]      [_][_]   [_][_]
                                 Month     Day (1-28)  Year

                                              $
---------------------------------------       ----------------------------------
Checking account number                       Monthly amount

I/We hereby request and authorize you to pay and charge to my/our account checks or electronic fund transfer debits processed by and payable to the order of Lincoln Life & Annuity Company of New York & Annuity Company of New York, P.O. Box 2348, Fort Wayne, IN 46801-2348, provided there are sufficient collected funds in said account to pay the same upon presentation. It will not be necessary for any officer or employee of Lincoln Life & Annuity Company of New York & Annuity Company of New York to sign such checks. I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us. This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/we agree that you shall be fully protected in honoring any such check or electronic fund transfer debit. I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.

================================================================================
8   Replacement  Will the proposed contract replace any existing annuity or life insurance contract?

ELECT ONE:  [_] No   [_] Yes      If yes, complete the 1035 Exchange or
                                  Qualified Retirement Account Transfer form.
(Attach a state replacement form.)


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Company name

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Plan name                                                   Year issued

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9   Signatures

All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy III C Share and American Funds Insurance Series(SM) and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.


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  Signed at (city)                State
                                               Date    [_][_] [_][_] [_][_]
                                                        Month  Day    Year


--------------------------------  ----------------------------------------------
  Signature of Contract Owner     Joint Contract Owner (if applicable)

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  Signed at (city)                State
                                               Date    [_][_] [_][_] [_][_]
                                                        Month  Day    Year


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Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

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             FINANCIAL ADVISER MUST COMPLETE REVERSE SIDE (PAGE 4)
================================================================================

                                     Page 3
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THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES
DEALER. Please type or print.
================================================================================
10 Insurance In Force    Will the proposed contract replace any existing annuity
                         or life insurance contract?

ELECT ONE:  [_] No   [_] Yes       If yes, please list the insurance in force on
                                   the life of the proposed Contract Owner(s) and Annuitant(s):
(Attach a state replacement form.)

                                                            $
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Company name                               Year issued       Amount

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11  Additional Remarks

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12 Dealer Information  Note: Licensing appointment with Lincoln Life &
                       Annuity Company of New York is required for this application to be processed. If more than one representative, please indicate names and percentages in
                       Section 11.


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Registered representative's name (print as it appears on NASD licensing)


Registered representative's telephone number    [_][_][_] [_][_][_]-[_][_][_][_]


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Client account number at dealer (if applicable) 5/22/00

Registered representative's SSN                 [_][_][_]-[_][_]-[_][_][_][_]


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Dealer's name

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Branch address                  City                         State        ZIP

[_] CHECK IF BROKER CHANGE OF ADDRESS

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13 Representative's Signature

The representative hereby certifies that he/she witnessed the signature(s) in section 9 and that all information contained in this application is true to the best of his/her knowledge and belief.


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Signature

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Send completed application -- with a check made payable to Lincoln Life &
Annuity Company of New York -- to your investment dealer's home office or to:

[LOGO OF AMERICAN LEGACY III(R)]

                                              By Express Mail:
Lincoln Life & Annuity Company of New York    Lincoln Life & Annuity Company of New York
Servicing Office - P.O. Box 2348              Attention: American Legacy Operations
Fort Wayne, IN 46801-2348                     1300 South Clinton Street
                                              Fort Wayne, IN  46802

If you have any questions regarding this application, please call Lincoln Life & Annuity Company of New York at 800 942-5500.

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